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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No.'s 333-47917 and 33-39471) of Patterson Energy, Inc. and subsidiaries of our report dated February 27, 2001 relating to the financial statements, which appears in this Annual Report on Form 10-K.

                                            /s/ PricewaterhouseCoopers LLP

Fort Worth, Texas
March 1, 2001